                                                                    Exhibit 10.4

                              MANAGEMENT AGREEMENT

     AGREEMENT dated as of April 11, 2006, by and between (1) Scope Metal
Trading & Technical Services Ltd. (the "COMPANY") and (2) FIMI Opportunity
(2005) Ltd. (the "SERVICE PROVIDER").

     WHEREAS, the Company is a public company (no. 520037425) organized under the laws of the State of Israel and traded on the Tel-Aviv Stock Exchange; and

     WHEREAS, the Service Provider is the Managing General Partner of FIMI
Opportunity Fund II, L.P., and FIMI Israel Opportunity Fund II, Limited
Partnership (collectively, the "FIMI OPPORTUNITY II FUND"), which together with
FIMI Opportunity Fund, L.P. and FIMI Israel Opportunity Fund, Limited
Partnership (the "FIMI OPPORTUNITY I FUND") and X Ltd., own FIMSCO, Limited
Partnership (the "INVESTOR"), an Israeli limited partnership; and

     WHEREAS, the Company wishes the Service Provider to provide the Company with such Services (as defined below) upon the terms and conditions more fully set forth herein, as of the date hereof; and

     WHEREAS, the Service Provider is willing to provide the Services, upon the terms and conditions more fully set forth herein, as of the date hereof.

IT IS HEREBY AGREED AS FOLLOWS:

     1. NATURE OF SERVICES; SCOPE

During the Term (as defined below), the Service Provider shall provide the
Company with various management and consulting services (the "SERVICES"), as shall be mutually determined by the Company and the Service Provider from time to time. Without derogating from the generality of the foregoing, the Services shall include service of such persons designated by the Investor on the
Company's Executive Committee and Board of Directors, strategic guidance and consulting services to the Company (which, for illustration purposes only, may include introduction to potential customers and investors, consulting services with respect to the business and strategic alliances) as well as guidance and consulting services in connection with the management of the Company and its subsidiaries. The Services shall be provided on an as needed basis, as shall be mutually determined by the Company and the Service Provider from time to time.

     2. MANAGEMENT FEE. During the Term of this Agreement, and in consideration of the Services to be provided by the Service Provider to the Company, the
Company shall pay the Service Provider an annual management fee in the aggregate amount of US$120,000 (the "MANAGEMENT FEE") plus applicable Value Added Tax, payable on a quarterly basis. The Management Fee shall be payable on the first day of each calendar quarter in respect of the

                                       -2-

calendar quarter (or, with respect to the first and last payments, part thereof)
then ended.

     3. TERM OF AGREEMENT; TERMINATION. The term (the "TERM") of this Agreement shall be for an initial period of two (2) years following the Closing. Such term may be extended by the Board for up to three additional years.

Each party may choose not to renew this Agreement following the end of the Term by providing the other party hereto with a prior written notice by no later than one (1) year prior to the end of the Term (the "TERMINATION NOTICE") to that effect.

Notwithstanding the foregoing this Agreement will be terminated, automatically, in the event that the Investor no longer designates at least three (3) members to the Company's Board of Directors. It is specifically agreed that in such event, the Investor shall be entitled to its pro rata portion of the annual management fee.

     4. AMENDMENTS; ASSIGNMENT. This Agreement may be modified or amended only by a writing signed by the parties hereto. This Agreement may not be assigned, sold, delegated or transferred in any manner by each of the parties hereto for any reason whatsoever by operation of law or otherwise.

     5. ENTIRE AGREEMENT. This Agreement sets forth the entire agreement between the parties and shall supersede all previous communications and agreements between the parties, either oral or written.

     6. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of Israel.

     7. NON-EXCLUSIVITY. The Services to be rendered to the Company by the
Service Provider shall not be deemed to be exclusive, and nothing contained herein shall be construed as limiting the Service Provider in any way, subject to the Non-Disclosure and Non-Solicitation undertakings, as more fully set forth in the attached Non-Disclosure Agreement attached hereto as EXHIBIT A.

     8. RELATIONSHIP BETWEEN THE PARTIES. The sole relationship between the
Service Provider and the Company shall be that of an independent contractor. The
Service Provider shall in no way be deemed an agent or employee of the Company.

     9. SECTION HEADINGS. The section headings contained herein are for reference purposes only and shall not in any way affect the meaning or interpretation of this Agreement.

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IN WITNESS WHEREOF, this Agreement has been signed by each of the parties hereto, effective as of the day and year first above written.

SCOPE METAL TRADING & TECHNICAL SERVICES LTD.

By: /s/ Shmuel Shiloh                   /s/ Gil Hever
    ---------------------------------   ----------------------------------------
Title: Chairman & CEO                   CFO

FIMI OPPORTUNITY (2005) LTD.

By: /s/ Ishay Davidi
    ---------------------------------
Title: CEO